                           EXHIBIT 19

HARTFORD ADVISERS FUND, INC., HARTFORD BOND FUND, INC., HARTFORD CAPITAL APPRECIATION FUND, INC., HARTFORD DIVIDEND AND GROWTH FUND, INC., HARTFORD INDEX FUND, INC., HARTFORD INTERNATIONAL ADVISERS FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC., HARTFORD MIDCAP FUND, INC., HARTFORD MONEY MARKET FUND, INC., HARTFORD MORTGAGE SECURITIES FUND, INC., HARTFORD SMALL COMPANY FUND, INC., HARTFORD STOCK FUND, INC., HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC., HVA MONEY MARKET FUND, INC. AND ITT HARTFORD MUTUAL FUNDS, INC.

                            POWER OF ATTORNEY
                            -----------------
             Joseph A. Biernat             J. Richard Garrett
             Winifred E. Coleman           George R. Jay
             Joseph H. Gareau              Charles M. O'Halloran
             William A. O'Neill
             Millard H. Pryor, Jr.
             Lowndes A. Smith
             John K. Springer

do hereby jointly and severally authorize Kevin J. Carr, Charles M. O'Halloran, Lynda Godkin or Lewis Beers, to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemption Relief or other filings with the Securities and Exchange Commission relating to each above-described Fund.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


/S/ JOSEPH A. BIERNAT               (SEAL)    Dated    APRIL 22, 1997
-------------------------------------              ---------------------
Joseph A. Biernat


/S/ WINIFRED E. COLEMAN             (SEAL)   Dated    APRIL 22, 1997
-------------------------------------             ----------------------
Winifred E. Coleman


/S/ JOSEPH H. GAREAU                (SEAL)   Dated    APRIL 22, 1997
-------------------------------------             ----------------------
Joseph H. Gareau


/S/ J. RICHARD GARRETT              (SEAL)   Dated   APRIL 22, 1997
------------------------------------              ----------------------
J. Richard Garrett

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/S/ GEORGE R. JAY                   (SEAL)   Dated    APRIL 22, 1997
------------------------------------              -----------------------
George R. Jay


/C/ CHARLES M. O'HALLORAN           (SEAL)   Dated    APRIL 22, 1997
------------------------------------              -----------------------
Charles M. O'Halloran


/S/ WILLIAM A. O'NEILL              (SEAL)   Dated     APRIL 22, 1997
------------------------------------              ----------------------
William A. O'Neill


/S/ MILLARD H. PRYOR, JR.           (SEAL)   Dated    APRIL 22, 1997
------------------------------------             -----------------------
Millard H. Pryor, Jr.


/S/ LOWNDES A. SMITH                (SEAL)   Dated    APRIL 22, 1997
------------------------------------             -----------------------
Lowndes A. Smith


/S/ JOHN K. SPRINGER                (SEAL)   Dated    APRIL 22, 1997
------------------------------------             -----------------------
John K. Springer